EXHIBIT 23







INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of IPALCO Enterprises, Inc. on
Form  S-8  of our report dated January 22, 1999 (February
23, 1999 as to Note 14), appearing in the Annual Report on Form 10-K of IPALCO Enterprises, Inc. for the year ended December 31, 1998.


/s/ Deloitte & Touche LLP


DELOITTE & TOUCHE LLP


December 27, 1999